SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


Date of Report (Date of earliest event reported) August 29, 1997

                         DIASENSE, INC.
     (Exact name of registrant as specified in its charter)



Pennsylvania                       0-26504            25-1605848
   (State of other jurisdiction       (Commission File Number)
                          (IRS Employer
                          of incorporation)
                       Identification no.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
      (Address of principal executive offices)           ( Zip
                              Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)

Item 1.        Change in Control of Registrant.
          Not applicable.

Item 2.        Acquisition or Disposition of Assets.
          Not applicable.

Item 3.        Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          Not applicable.

Item 6.   Resignation of Registrant's Directors.

          On August 29, 1997, the Company accepted the resignation of its director Gary R. Keeling. The Company also accepted Mr. Keeling's resignation as it's Vice President of Marketing and Sales.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Letter of Resignation


                           SIGNATURES


      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DIASENSE, INC.


                              by /s/  Fred E. Cooper
                                      Fred E. Cooper, President
DATED:  August 29, 1997

August 28, 1997


Mr. Fred Cooper, CEO
Biocontrol Technology, Inc.
2275 Swallow Hill Road
Building 2500
Pittsburgh, PA   15220

Dear Fred:

Effective August 1, 1997, I regret to inform you that I am resigning from Diasense as Director and Vice President of Sales and Marketing.

I   agree  to  keep  all  information  on  Biocontrol  and   it's
subsidiaries in confidence and consider this severance on good terms.

Sincerely,


by /s/ Gary R. Keeling